                           STOCK OPTION AGREEMENT

                               (Stepped Vesting)

    This Stock Option Agreement ("Agreement") is made and entered into as of the Date of Grant indicated below by and between PAULA FINANCIAL, a California corporation (the "Company"), and the person named below as Employee.

    WHEREAS, Employee is an employee of the Company, and

    WHEREAS, the compensation committee of the Board of Directors of the Company (the "Committee") has approved the grant to Employee of an option to purchase shares of the common stock, no par value, of the Company (the "Common Stock"), on the other terms and conditions set forth herein;

    NOW, THEREFORE, in consideration of the foregoing recitals and the covenants set forth herein, the parties hereto hereby agree as follows:

    1. GRANT OF OPTION; CERTAIN TERMS AND CONDITIONS. The Company hereby grants to Employee, and Employee hereby accepts, as of the Date of Grant, an option to purchase the number of shares of Common Stock indicated below (the "Option Shares") at the Exercise Price per share indicated below, which option shall expire at 5:00 o'clock p.m., Pacific Time, on the Expiration Date indicated below and shall be subject to all of the terms and conditions set forth in this Agreement (the "Option"). The Option shall become exercisable to purchase ("vest with respect to") the Option Shares as indicated below.

    Employee:

    Date of Grant:                October 26, 1996

    Number of share purchasable:

    Exercise Price per share:     $19.00

    Vesting Period:               20% upon Date of Grant and 20% per year on
                                  each anniversary of Date of Grant.

    Expiration Date:              October 25, 2006

    The Option is not intended to qualify as an incentive stock option under
Section 422 of the Internal Revenue Code (an "Incentive Stock Option").

    2.   TERMINATION OF OPTION.

    (a)  Termination of Employment.

         (i) TERMINATION WITHIN ONE YEAR AFTER CHANGE OF CONTROL. In the event that Employee shall cease to be an employee of the Company or any of its subsidiaries (such event shall be referred to herein as the "Termination" of Employee's "Employment") for any reason, or for no reason, within one year after a Change of Control (as hereinafter defined), then the Option shall terminate upon the earlier of the Expiration Date or the first anniversary of the date of such Termination of Employment. "Change of Control" shall mean the first to occur of the following events:

         (X) any date upon which the directors of the Company who were nominated by the Board of Directors (the "Board") for election as directors or appointed by the Board cease to constitute a majority of the directors of the Company;

         (Y) the date of the first public announcement that any person or entity, together with all Affiliates and Associates (as such capitalized terms are defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of such person or entity, shall have become the Beneficial Owner (as defined in Rule 13d-3 promulgated under the Exchange Act) of voting securities of the Company representing 50% or more of the voting power of the Company (a "50% Stockholder"), provided, however, that the terms "person" and "entity," as used in this clause (Y), shall not include (1) the Company or any of its subsidiaries, (2) any employee benefit plan of the Company or any of its subsidiaries including the Company's Employee Stock Ownership Plan, (3) any entity holding voting securities of the Company for or pursuant to the terms of any such plan or
    (4) any person or entity if the transaction that resulted in such person or entity becoming a 50% Stockholder was approved in advance by the Board; or

         (Z) a reorganization, merger or consolidation of the Company (other than an reorganization, merger or consolidation the sole purpose of which is to change the Company's domicile solely within the United States) the consummation of which results in the outstanding securities of any class then subject to the Option being exchanged for or converted into cash, property and/or a different kind of securities.





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

         (ii) RETIREMENT. If Employee's Employment is Terminated by reason of Employee's retirement in accordance with the Company's then-current retirement policy ("Retirement"), and a Change of Control shall not have occurred within one year prior thereto, then the Option shall terminate upon the earlier of the Expiration Date or the first anniversary of the date of such Retirement.

         (iii) DEATH OR PERMANENT DISABILITY. If Employee's Employment is Terminated by reason of the death or Permanent Disability (as hereinafter defined) of Employee, and a Change of Control shall not have occurred within one year prior thereto, then the Option shall terminate upon the earlier of the Expiration Date or the first anniversary of the date of such Termination of Employment. "Permanent Disability" shall mean the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months. Employee shall not be deemed to have a Permanent Disability until proof of the existence thereof shall have been furnished to the Board in such form and manner, and at such times, as the Board may require. Any determination by the Board that Employee does not have a Permanent Disability shall be final and binding upon the Company and Employee.

         (iv) OTHER TERMINATION. If Employee's Employment is Terminated for no reason, or for any reason other than Retirement, death or Permanent Disability, and a Change of Control shall not have occurred within one year prior thereto, then the Option shall terminate upon the earlier of the Expiration Date or 30 days after the date of such Termination of Employment.

    (b) DEATH FOLLOWING TERMINATION OF EMPLOYMENT. Notwithstanding anything to the contrary in this Agreement, if Employee shall die at any time after the Termination of his or her Employment and prior to the termination of this Option, then the Option shall terminate on the earlier of the Expiration Date or the first anniversary of the date of such death.

    (c) OTHER EVENTS CAUSING TERMINATION OF OPTION. Notwithstanding anything to the contrary in this Agreement, the Option shall terminate upon the consummation of any of the following events, or, if later, the thirtieth day following the first date upon which such event shall have been approved by both the Board and the shareholders of the Company:

         (i)  the dissolution of the Company; or

         (ii) a sale of substantially all of the property and assets of the Company, unless the terms of such sale shall provide otherwise.

    3. ADJUSTMENTS. In the event that the outstanding securities of the class then subject to the Option are increased, decreased or exchanged for or converted into cash, property and/or a different number or kind of securities, or cash, property and/or





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

securities are distributed in respect of such outstanding securities, in either case as a result of a reorganization, merger, consolidation, recapitalization, reclassification, dividend (other than a regular, quarterly cash dividend) or other distribution, stock split, reverse stock split, spin-off or the like, or in the event that substantially all of the property and assets of the Company are sold, then, unless such event shall cause the Option to terminate pursuant to Section 2(c) hereof, the Committee shall make appropriate and proportionate adjustments in the number and type of shares or other securities or cash or other property that may thereafter be acquired upon the exercise of the Option; provided, however, that any such adjustments in the Option shall be made without changing the aggregate Exercise Price of the then unexercised portion of the Option.

    4. EXERCISE. The Option shall be exercisable during Employee's lifetime only by Employee or by his or her guardian or legal representative, and after Employee's death only by the person or entity entitled to do so under Employee's last will and testament or applicable intestate law. The Option may only be exercised by the delivery to the Company of a written notice of such exercise, which notice shall specify the number of Option Shares to be purchased (the "Purchased Shares") and the aggregate Exercise Price for such shares (the "Exercise Notice"), together with payment in full of such aggregate Exercise Price in cash or by check payable to the Company or, in whole or in part:

         (a) by the delivery to the Company of a promissory note in a form and amount satisfactory to the Committee; or

         (b) by the delivery to the Company of a certificate or certificates representing shares of Common Stock which have been held by Employee for at least six months, duly endorsed or accompanied by a duly executed stock powers, which delivery effectively transfers to the Company good and valid title to such shares, free and clear of any pledge, commitment, lien, claim or other encumbrance (such shares to be valued on the basis of the aggregate fair market value (as determined by the Committee in their good faith and reasonable judgment) thereof on the date of such exercise).

    5. PAYMENT OF WITHHOLDING TAXES. If the Company becomes obligated to withhold an amount on account of any tax imposed as a result of the exercise of the Option, including, without limitation, any federal, state, local or other income tax, or any F.I.C.A., state disability insurance tax or other employment tax, then Employee shall, on the first day upon which the Company becomes obligated to pay such amount to the appropriate taxing authority, pay such amount to the Company in cash or by check payable to the Company, or, in whole or in part, by the delivery to the Company of a certificate or certificates representing shares of Common Stock, duly endorsed or accompanied by duly executed stock powers, which delivery effectively transfers to the Company good and valid title to such shares, free and clear of any pledge, commitment, lien, claim or other encumbrance or by instructing the Company to withhold and retain that number of shares otherwise issuable upon exercise of the Option having an aggregate fair market value (as determined by the Committee in their good faith and reasonable judgment) equal to such amount.

    6. NOTICES. All notices and other communications required or permitted to be given pursuant to this Agreement shall be in writing and shall be deemed given if delivered personally or five days after mailing by certified or registered mail, postage prepaid, return receipt requested, to the Company at 300 North Lake Avenue, Suite 300, Pasadena, California 91101, Attention:
Chief Financial Officer, or to Employee at the address set forth beneath his or her signature on the signature page hereto, or at such other addresses as they may designate by written notice in the manner aforesaid.

    7. STOCK EXCHANGE REQUIREMENTS; APPLICABLE LAWS. Notwithstanding anything to the contrary in this Agreement, the Option may not be exercised and no certificate representing all or any part of the shares issuable hereunder shall be issued or delivered, if (a) such shares have not been admitted to listing upon official notice of issuance on each stock exchange upon which shares of that class are then listed or (b) in the opinion of counsel to the Company, such exercisability, issuance or delivery would cause the Company to be in violation of or to incur liability under any federal, state or other securities law, or any requirement of any stock exchange listing agreement to which the Company is a party, or any other requirement or law or of any administrative or regulatory body having jurisdiction over the Company.

    8. NONTRANSFERABILITY. Neither the Option nor any interest therein may be sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner other than by will or the laws of descent and distribution.

    9. PLAN. The Option is being awarded pursuant to the Plan, as in effect on the Date of Grant, and is subject to all the terms and conditions of the Plan, as the same may be amended from time to time provided, however, that no such amendment shall deprive Employee, without his or her consent, of the Option or any of Employee's rights under this Agreement. The interpretation and construction by the Committee of the Plan, this Agreement and such rules and regulations as may be adopted by the Committee for the purpose of administering the Plan shall be final and binding upon the Employee. Until the Option shall be exercised or be forfeited, the Company shall, upon written request therefor, send a copy of the Plan, in its current form, to the holder of record of the Option.

    10. SHAREHOLDER RIGHTS. No person or entity shall be entitled to vote, receive dividends or be deemed for any purpose the holder of any Option Shares until the Option shall have been duly exercised to purchase such Option Shares in accordance with the provisions of this Agreement.

    11. EMPLOYMENT RIGHTS. No provision of this Agreement or of the Option granted hereunder shall (a) confer upon Employee any right to continue in the employ of the Company or any of its subsidiaries, (b) affect the right of the Company and each of its subsidiaries to terminate the employment of Employee, with or without cause, or (c) confer upon Employee any right to participate in any employee welfare or benefit plan or other program of the Company or any of its subsidiaries other than participation in the Plan pursuant to this Agreement. Employee hereby acknowledges and agrees that the Company and each of its subsidiaries may terminate the employment of Employee at any time and for any reason, or for no reason, unless Employee and the Company or such subsidiary are parties to a written employment agreement that expressly provides otherwise.

    12. GOVERNING LAW. This Agreement and the Option granted hereunder shall be governed by and construed and enforced in accordance with the laws of the State of California.

    13. FINANCIAL STATEMENTS. So long as this Option is outstanding, the Company shall provide annual audited financial statements to the Employee.

    IN WITNESS WHEREOF, the Company and Employee have duly executed this Agreement as of the Date of Grant.



                                                 PAULA FINANCIAL


                                                 By:
                                                    ----------------------------
                                                         Title:


                                                 EMPLOYEE


                                                 -------------------------------
                                                 Signature


                                                 -------------------------------
                                                 Street Address


                                                 -------------------------------
                                                 City, State and Zip Code


                                                 -------------------------------
                                                 Social Security Number




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